Inland Real Estate Acquisitions, Inc.

EXHIBIT 10.1

2901 Butterfield Road

Oak Brook, IL  60523

Phone:  (630) 218-4946  Fax: (630) 218-4935

www.inlandgroup.com

Illinois

March 29, 2010

Landing Phase II, LLC

The Landing at Tradition Development Company, LLC

Tradition Village Center, LLC

Attn:  Wesley S. McCurry, President

10489 SW Meeting Street

Port St. Lucie, FL  34987

Re:

Tradition Square and The Landing at Tradition Shopping Centers

Port St. Lucie, FL

Dear Wes:

This letter agreement (“Agreement”) represents Inland Real Estate Acquisition, Inc.’s (“Buyer”) offer to purchase from (i) Tradition Village Center, LLC (“TVC”), the Tradition Square Shopping Center described on Exhibit A-1 comprised of 112,421 net rentable square feet of one and two story office and retail space not exceeding 36 feet in height (“Tradition Square”), (ii) from the Landing at Tradition Development Company, LLC (“LTD”), The Landing at Tradition Shopping Center described on Exhibit A-2 (“the Landing”) consisting of 359,864 net rentable square feet of retail improvements of one story retail space not exceeding 28 feet in height and an allocation of up to 8,000 square feet of one story retail improvements not to exceed 28 feet in height on Parcel 2 and up to 18,000 square feet of one story retail improvements not to exceed 28 feet in height on Parcel 7, respectively, and (iii) from Landing Phase II, LLC, the land described on Exhibit A-3, which may be developed with up to 100,000 square feet of one story buildings not to exceed 28 feet in height of retail improvements (“Phase II Land”) (individually “Property” or collectively “Properties”).

The above Properties shall include all the land and buildings and common facilities, as well as all of Seller’s personalty within the buildings and common areas (excluding the personalty owned by Core Communities, LLC (“Core”) or its affiliates as agreed between Seller and Buyer prior to the expiration of the Inspection Completion Period (as hereinafter defined)), supplies, landscaping equipment, intangible property solely related to Tradition Square and the Landing (as applicable), and any other items presently used on the Properties to the extent belonging to TVC or LTD (as applicable) (each a “Seller”).

Buyer will consummate this transaction on the following basis:

1.

The total purchase price for Tradition Square shall be $19,915,081.00 payable by wire transfer through the Escrow Agent to such account designated by TVC at the Closing, subject to prorations and adjustments as provided in this Agreement. The total purchase price for the Landing and Phase II Land shall be $55,521,956.00 payable by wire transfer through the Escrow Agent to such account designated by LTD at the Closing, each subject to prorations and adjustments as provided in this Agreement, including a credit for the Deposit paid by Escrow Agent to LTD at such Closing.

In the event that the closing costs incurred by Seller with respect to the title policies (including all available endorsements required by Buyer), the Updated Surveys (as hereinafter defined), Phase 1 environmental engineering reports, brokerage commissions and documentary stamps (excluding Seller’s attorneys’ fees) (“Closing Costs”) are less than $2,937,035.00 (such being

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

the “Savings”) then, at Closing, Seller shall (at the option of Buyer) either credit Buyer in an amount equal to such Savings, or the Purchase Price shall be reduced by the amount of such Savings.  The amount of the Savings shall be computed at Closing after accounting for all Closing Costs to be paid by Seller prior to Closing or at Closing out of the Purchase Price payable to Seller.  The Buyer shall not incur any Closing Costs on behalf of Seller and Buyer shall pay all expenses incurred by Buyer in connection with this transaction.

2.

The Closing for the Properties shall occur simultaneously on the date which is the first business day following thirty (30) business days after the date this Agreement is signed by Buyer and each Seller (“Effective Date”) or such other date as being mutually agreed upon in writing by Seller and Buyer (the “Closing,” and the “Closing Date”).

3.

Within 2-business days following the full execution of this Agreement, Buyer shall pay to Chicago Title Insurance Company, 171 North Clark Street, Chicago, Illinois, attention: Nancy Castro (“Escrow Agent”) deposit in the amount of One Million Dollars ($1,000,000) (such deposit, when cleared and any interest thereon is the “Deposit”).  Buyer shall deliver a W-9 form within five (5) days of this Agreement, whereupon such Deposit shall be placed in an interest bearing escrow account. The Deposit shall be: (i) paid to Buyer in the event this Agreement is terminated for any reason other than Buyer’s default in its obligation to close as expressly provided by the terms of this Agreement: and (ii) paid to Seller in the event this Agreement is terminated due to Buyer’s default in its obligation to close as expressly provided by the terms of this Agreement. At Closing, the Deposit shall be paid to Seller as a part of the Purchase Price.

4.

This Agreement is contingent upon Buyer being satisfied as to all aspects of the Properties on or before 5:00 p.m. (Ft. Lauderdale, Florida time) on a date thirty (30) business days after the Effective Date (“Inspection Completion Period”). Buyer shall have the right to terminate this Agreement, for any reason or for no reason, by delivering written notice thereof to Seller and Escrow Agent on or before the expiration of the Inspection Completion Period, whereupon this Agreement shall terminate and the parties shall then be released of all further obligations each to the other, except Buyer shall not be released of its obligations which expressly survive termination of this Agreement, solely as provided in Paragraphs 4 and 17 hereof (“Surviving Obligations”). Buyer shall be permitted access to the Properties and the books and records of the Seller relating to the Properties to the extent within Seller’s control and Buyer indemnifies and holds the Seller harmless for all loss, cost and expense, including, but not limited to, attorneys’ fees and court costs through all trial and appellate levels in connection with such inspections performed by Buyer and/or the failure of Buyer to pay for any tests or inspections performed by Buyer.  The expiration date of the Inspection Completion Period and Closing Date are the same day.

5.

There are no real estate brokerage commissions involved in the sale of the Properties other than RJS Realty Group, Inc. (“Broker”), which Broker shall be paid a brokerage commission in connection with the transaction contemplated by this Agreement of .8% of the Purchase Price payable if, as, when and only to the extent of the Closing under this Agreement actually occurs pursuant to a separate agreement between Seller and Broker.  The Broker joins in this Agreement to acknowledge that it shall look to Seller for the payment of any commission payable in connection with this transaction and that the Buyer shall have no responsibility to the Broker for any portion of the commission in connection with this transaction.

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

6.

Each Seller represents and warrants as to its Property (to the best of such Seller’s knowledge), that (i) the Property owned by such Seller is leased to the tenants described on Exhibit B at the rent, term and with concessions for each existing lease as set forth on Exhibit B; (ii) no tenant has an option to purchase or options to extend its lease other than as disclosed on Exhibit B; and (iii) there is no pending or, to Seller’s knowledge, threatened condemnation of any part of the Property owned by such Seller; and (iv) Seller has paid all sales taxes to the State of Florida Department of Revenue through a current date as evidenced by sales tax returns which shall be made available to Buyer within 3-business days of the date hereof.  The representations and warranties of Seller shall survive the Closing for a period of 6-months thereafter.

7.

It is understood and agreed that except as set forth in this Agreement, Seller disclaims all warranties or representations of any kind, express or implied, with regard to the Property, including but not limited to warranties as to matters of title (other than as set forth in the special warranty deed), zoning, tax consequences, physical or environmental conditions, or any other matter or thing relating to or affecting the Property.  Buyer agrees that with respect to the Property, Buyer is not relying on, and will not rely on, either directly or indirectly, any representation or warranty of Seller, Seller’s agents or employees, other as expressly set forth in this Agreement.  THE BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT FOR THE WARRANTIES SET FORTH HEREIN AND IN THE CLOSING DOCUMENTS, BUYER SHALL ACCEPT THE PROPERTY BEING PURCHASED IN AN “AS IS” AND “WHERE IS” CONDITION WITH ALL FAULTS AND THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, COLLATERAL TO OR AFFECTING THE PROPERTY, INCLUDING, BUT NOT LIMITED TO NO WARRANTIES OF MERCHANTABILITY OR HABITABILITY.  THE TERMS AND PROVISIONS OF THIS PARAGRAPH SHALL SURVIVE CLOSING.

8.

Prior to Closing, Seller shall not enter into or extend any agreements without Buyer's written approval other than (i) leases on a form approved by Buyer for the remaining unleased space on terms which comply with the Leasing Parameters set forth on Exhibit C with regard to such unleased space or as Buyer may approve in writing, or (ii) contracts which in the ordinary course of business and are cancellable upon no more than thirty (30) days written notice.

9.

The Seller agrees to prepare and deliver to Buyer requests for estoppel certificates from the tenants (including any guarantors and also including REA estoppels from any party to easement agreements and/or associations benefitting or burdening the Properties) at the Properties.  Seller shall also deliver tenant contact information to Buyer and Seller hereby authorizes Buyer to contact each tenant for the purpose of obtaining the tenant estoppels and otherwise satisfying itself in regard to its due diligence activities hereunder.

10.

Seller has made good faith efforts to make available to Buyer from a web site created by Seller prior to the date of this Agreement, to the extent Seller can locate same, all previous appraisals, guaranties and warranties Seller has received from its contractors and sub-contractors, existing environmental reports and other pertinent documents in its possession for each Property, but shall not be in default for its failure to do so. Buyer may obtain, prior to the expiration of the Inspection Completion Period, a separate Phase I environmental report for each Property which must meet the ASTM E-1527-05 standard, fulfill the Government AAI ruling requirements. Seller agrees to cooperate fully with Buyer and Buyer’s representatives to facilitate Buyer’s evaluations and reports, including at least a one-year audit of the books and

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

records of the property and also including the assignment without recourse or warranty of all warranties (benefitting the Properties (including the roof warranties, if any)).

11.

The sale of each Property shall be consummated by conveyance of such Property a special warranty deed from the applicable Seller to Buyer, subject to the exceptions as are agreed to by Seller and Buyer (“Permitted Exceptions”), and shall convey the leases, contracts and other personal property comprising the portion of the Property being purchased by bill of sale/assignment (with assumption by Buyer) without warranty other than such property is being assigned free of liens and encumbrances; together with an assignment without recourse or warranty and assumption of permits, licenses and intangible property, and a FIRPTA statement. On or before Closing (i) the “Easement” and “Protective Covenants” (to the extent the terms thereof have been agreed to by Seller and Buyer) shall both be executed by the parties and recorded, and (ii) Buyer shall enter into an “Irrigation Agreement” (as hereinafter defined) with Tradition Irrigation Company agreeing to purchase at Closing the irrigation hook-ups required to service the Properties (to the extent not previously purchased) in accordance with such service provider’s then standard form of irrigation agreement and submit the Properties (to the extent not previously submitted to the Commercial Charter recorded in Official Records Book 2098, Page 1697 of the Public Records of St. Lucie County, Florid, as amended.  All existing warranties pertaining to any of the Properties shall be assigned to Purchaser at Closing without recourse or warranty.  At Closing, the parties shall execute a separate closing statement as to each Property in customary form.

12.

Omitted Intentionally.

13.

There shall be  a full proration of accrued and unpaid real estate taxes and assessments to the date of Closing.  All real estate taxes and assessments for the years prior to Closing shall be paid in full by Seller (out of the Purchase Price) at or prior to Closing.  The taxes and assessments for the year of Closing shall be prorated at Closing, recognizing CDD assessments are paid in advance.  Seller shall be responsible for the payment of all expenses required to operate the Properties to the date of Closing and Buyer shall have such responsibility thereafter.  To the extent any tenants have a positive balance on account with Seller for contribution toward payment of its share of CAM, tax and insurance, such amounts shall be credited to Buyer at Closing.  To the extent Seller is owed any monies from any tenant or any other party as of the date of Closing Seller shall not receive a credit therefor at Closing.  At Closing, Buyer shall receive a credit against the Purchase Price for the security deposits pursuant to the leases; and for rent to the extent prepaid (including CAM, tax and insurance) pursuant to the leases, from and including the date of Closing through the end of the month in which Closing occurs.  At Closing, no credit shall be given to Seller for any past due, unpaid or delinquent rents, however there shall not be both a proration of prepaid taxes which are part of CAM and taxes for the period after Closing (which are included in such prepaid CAM tax which is being prorated).  To the extent of any rents collected by Seller, Buyer or KeyBank (to the extent paid to the lock box held by KeyBank) from and after Closing such rent shall first be applied to the rent owed for the period from and after Closing and thereafter any delinquent rent shall be remitted to the Seller through the Escrow Agent as the Closing Agent of the transaction.

14.

The Closing shall occur through Escrow Agent, at which time title to the above Property then being transferred shall be marketable subject to the Permitted Exceptions.   At or before Closing, Seller shall provide as to each Property then being acquired the following “Agreed

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

Cure Items,” to wit: (i) a Closing Affidavit in form reasonably required to delete preprinted gap, party in possession (other than Leases) and mechanic lien exception in the title commitment being obtained by Buyer; and (ii) satisfaction/release of mortgages created by or through Seller on Property being sold.  All warranties and representations shall be true and correct upon execution hereof and at Closing.

15.

Seller has provided Buyer with its existing surveys for the Property. Buyer shall order updates to the existing surveys, which shall be subject to the approval of Buyer prior to the end of the Inspection Completion Period in its sole discretion (the “Updated Surveys”).

16.

Prior to the date of this Agreement, Buyer ordered title commitment(s) for the Properties from Escrow Agent (“Title Company”) (“Title Commitments”).  To the extent of the Closing and payment of the Purchase Price (“Consummation of Closing”), Seller shall pay for the (i) Updated Surveys, and (ii) issuance of a title policy with the endorsements, as Buyer requires and is able to obtain, issued by the Title Company for the Properties. Within 5-business days of receipt of the Updated Surveys and the Title Commitments, but in all events on or prior to the Closing Date, Buyer shall notify Seller of any title objections Buyer has with regard to such Properties and Seller will, within two business days of receipt of such notice, notify Buyer of any of such title exceptions which Seller will agree to cure, if applicable, and if Seller does not agree to cure such matter objected to by Buyer prior to the expiration of the Inspection Completion Period, then either (i) Buyer may terminate this Agreement on or before the expiration of the Inspection Completion Period, whereupon this Agreement shall terminate, the Deposit shall be promptly returned to Buyer and the parties released of all further obligations each to the other, except Buyer shall not be released of its obligations described by Paragraphs 4 and 17, hereof (“Surviving Obligations”); or (ii) if Buyer does not terminate this Agreement such matters shall be deemed accepted by Buyer as “Permitted Exceptions”; provided, however, at Closing, the Seller shall be obligated to provide the Agreed Cure Items to Buyer with respect to such Property being purchased at such Closing from such Seller.

17.

Neither this Agreement nor any memo thereof may be recorded by Buyer.  Buyer and Seller each represent to the other it has not dealt with any brokers in connection with this transaction other than Broker.  Seller shall pay the Broker the commission due Broker at Closing. Each party indemnifies the other and shall defend and hold the other harmless from and against any breach of this paragraph which obligations shall survive Closing or earlier termination of this Agreement.

18.

In the event Buyer defaults in its obligation to close upon the purchase of the Properties, as determined in accordance with the terms of this Agreement, then, after 5-days notice from Seller to Buyer, if Buyer has not cured its default to close in accordance with the terms of this Agreement, the Deposit shall be paid to Seller, this Agreement shall terminate and the parties released of all further obligations to each other as agreed and liquidated damages and the sole remedy for Buyer’s default, other than Buyer shall remain liable for its Surviving Obligations as provided in Paragraphs 4 and 17, hereof.

If Seller is in default of this Agreement not cured within five (5) days after notice from Buyer to Seller, Buyer as its sole remedy may (i) sue for specific performance (including a claim for costs of enforcement and attorneys’ fees as provided in this Agreement), or (ii) elect to terminate this Agreement and receive a return of the Deposit, whereupon the parties shall be

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

released of all further liability to each other, except Buyer shall remain liable for its Surviving Obligations as provided in Paragraphs 4 and 17, hereof.

19.

Any notice from either party to the other shall be set forth by e-mail, Federal Express, UPS or facsimile transmission at the address set forth underneath the signature of the party set forth below and such notice shall be deemed given one (1) day after being sent by Federal Express or UPS, or when sent by facsimile or e-mail.

20.

EACH PARTY WAIVES TRIAL BY JURY.

21.

In the event of any litigation, the prevailing party shall be entitled to recover reasonable attorneys’ fees and court costs through all trial and appellate levels in an amount not to exceed an aggregate of One Hundred Thousand Dollars ($100,000).

22.

This Agreement (i) may not be amended unless agreed to in writing by Seller and Buyer, and (ii) sets forth the entire agreement of the parties and supersedes any prior understandings or agreements, if any.

23.

Time is of the essence with regard to performance under this Agreement.

24.

This Agreement shall be governed under Florida law and St. Lucie County is the agreed upon venue.

25.

This Agreement has been a joint effort and the resulting document shall not, as a matter of judicial determination, be construed more severely against one party than the other.

26.

The Seller or Buyer, as applicable (the “Exchanging Party”) may consummate the sale of the Property as the part of a so-called like/kind exchange ("Exchange") pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended ("Code"), provided that: (i) the Closing shall not be delayed or affected by reason of the exchange, nor shall the consummation or the accomplishment of the Exchange be a condition precedent or condition subsequent to the Exchanging Party’s obligations under this Agreement; (ii) the Exchanging Party may affect the Exchange through a qualified intermediary; (iii) the other party shall not be required to incur any liability or expense in connection with the Exchange; and (iv) the Exchanging Party shall pay any additional costs that would not otherwise have been incurred by the other party or the Exchanging Party had the Exchanging Party not consummated its sale through the Exchange.

27.

The obligations of the parties under this Agreement shall be contingent upon the following conditions being satisfied or waived in writing by Buyer and Seller on or before the Closing Date (i) the Buyer and Seller shall agree in writing upon the exceptions to title that will constitute the “Permitted Exceptions,” (ii) the Buyer shall approve the form of “Irrigation Agreement” submitted by Seller to Buyer with respect to the Properties prior to Closing, and (iii) the Buyer shall approve the form of easement with respect to the Village Center (“Easement”) and declarations of protective covenants with respect to the Properties (“Protective Covenants”) in form prepared by Seller (in its sole discretion) and submitted to Buyer prior to Closing with such modifications thereof as may be agreed to in writing by Seller and Buyer prior to the Closing.

In the event that the above conditions have not been satisfied or waived in writing by both Buyer and Seller on or before the Closing Date, then either party shall have the right to

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

terminate this Agreement upon written notice to the other, whereupon the parties shall be released of all further obligations each to the other, except the Buyer shall not be released of its Surviving Obligations set forth in Paragraphs 4 and 17.

28.

BUYER SHOULD NOT RELY ON THE SELLER’S CURRENT PROPERTY TAXES AS THE AMOUNT OF PROPERTY TAXES THAT THE BUYER MAY BE OBLIGATED TO PAY IN THE YEAR SUBSEQUENT TO PURCHASE. A CHANGE OF OWNERSHIP OR PROPERTY IMPROVEMENTS TRIGGERS REASSESSMENTS OF THE PROPERTY THAT COULD RESULT IN HIGHER PROPERTY TAXES. IF YOU HAVE ANY QUESTIONS CONCERNING VALUATION, CONTACT THE COUNTY PROPERTY APPRAISER’S OFFICE FOR INFORMATION.

29.

COMMUNITY DEVELOPMENT DISTRICTS (“DISTRICT(S)”) MAY IMPOSE AND LEVY TAXES OR ASSESSMENTS, ON THE PROPERTY.  THESE TAXES AND ASSESSMENTS PAY THE CONSTRUCTION, OPERATION, AND MAINTENANCE COSTS OF CERTAIN PUBLIC FACILITIES AND SERVICES OF THE DISTRICT(S) AND ARE SET ANNUALLY BY THE GOVERNING BOARD OF THE DISTRICT.  THESE TAXES AND ASSESSMENTS ARE IN ADDITION TO COUNTY AND OTHER LOCAL GOVERNMENTAL TAXES AND ASSESSMENTS AND ALL OTHER TAXES AND ASSESSMENTS PROVIDED FOR BY LAW. The provisions of this Paragraph shall survive Closing.

[SIGNATURES ON FOLLOWING PAGE]

RM:7241088:5

Tradition Square & The Landing at Tradition Shopping Centers

Port St. Lucie, FL

March 29, 2010

If this offer is acceptable, please sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by March 29, 2010.

ACCEPTED:

THE LANDING AT TRADITION

DEVELOPMENT COMPANY, LLC

By:/s/ Troy Taylor

Name:

 Troy Taylor

Title: CAO

Date: 3/24/10

10489 SW Meeting Street

Port St. Lucie, FL  34987

Attn:  Wesley S. McCurry, President

Fax:  (772) 340-3718

E-mail:

Sincerely,

INLAND REAL ESTATE ACQUISITIONS, INC.

/s/ Mark J. Cosenza

Mark J. Cosenza, Vice President

/s/ G. Joseph Cosenza

G. Joseph Cosenza, Vice Chairman

2901 Butterfield Road

Oakbrook, IL  60523

Fax:  (630) 218-4935

E-mail:

LANDING PHASE II, LLC By:/s/ Troy Taylor Name: Troy Taylor Title: CAO Date: 3/24/10 10489 SW Meeting Street Port St. Lucie, FL 34987 Attn: Wesley S. McCurry, President Fax: (772) 340-3718 E-mail:

TRADITION VILLAGE CENTER, LLC

By:/s/ Troy Taylor

Name:

 Troy Taylor

Title: CAO

Date: 3/24/10

10489 SW Meeting Street

Port St. Lucie, FL  34987

Attn:  Wesley S. McCurry, President

Fax:  (772) 340-3718

E-mail:

The undersigned agrees to the provisions of Section 5 of this Agreement. RJS REALTY By: /s/ Robert J. Sullivan Name: Robert J. Sullivan Title: President Date: March 24, 2010	The undersigned agrees to act as Escrow Agent pursuant to this Agreement CHICAGO TITLE INSURANCE COMPANY By: /s/ Jason D. Hissony Name: Jason D. Hissony Title: Escrow Administrator Date: 3/25/10

RM:7241088:5

EXHIBIT A-1

LEGAL DESCRIPTION FOR TRADITION SQUARE CENTER

RM:7241088:5

DESCRIPTION TO ACCOMPANY SKETCH.
THIS IS NOT A SURVEY!

N
SCALE: 1" = 30'
STEPHANIE WAY
TRACT PR-1
30.00'
30.00'
60.00'
D.E.
55.00'
S90°00'00"E
P.O.B.
N.W. CORNER
PARCEL H-1
35.57'
12.59'
0.97'
10' P.U.E.
10' P.U.E.
50.00'
25.00'
25.00'
145.35'
S00°00'00"W
TRADE STREET
TRACT PR-1
SUBJECT
PROPERTY
0.165 ACRE +/-
112.00'
PARCEL H-1
TRADITION PLAT NO. 17
P.B. 43, PGS. 22, 22A-22F
0.96'
10' U.E.
N00°00'00"E
N90°00'00"W
0.87'
5'
5'
S54°42'51"W
64.18'
N35°27'33"W
1.72'
R=4.00'
Δ=35°27'33"
L=2.48'
LEGEND:
R = RADIUS
Δ = CENTRAL ANGLE
L = ARC LENGTH
D.E. = DRAINAGE EASEMENT
P.B. = PLAT BOOK
PGS. = PAGES
P.O.B. = POINT OF BEGINNING
P.O.C. = POINT OF COMMENCEMENT
P.U.E. = PRIVATE UTILITY EASEMENT
U.E. = UTILITY EASEMENT

G:\AProjects\500-599\B589\B589 17\B589217SD03.dwg 9/18/2007 4:03:41 PM EDT

ARCADIS
ARCADIS U.S., Inc.
480 NW PEACOCK BLVD, SUITE 18
Port St. Lucie, Florida 34986
Tel (772) 878-1700 Fax (772) 878-1802
www.arcadis-us.com
LB 7062

© 2007 ARCADIS US, INC.

PROJECT MANAGER PROJMNGR	DEPARTMENT MANAGER DEPTMNGR	SCALE: 1"=30'	CHECKED BY MTK
SHEET TITLE POWER CENTER		DATE: 9-19-07	DRAWN BY JDH
		PROJECT NUMBER	DRAWING NUMBER
SHEET 2 OF 2		B589	2 OF 2

RM:7241088:5

EXHIBIT A-2

THE LANDING

Parcels 2, 11 and 13, Drainage Tract, Upland Preservation Tract and Tract PR-41 of Tradition Plat No. 41, according to the Plat thereof, as recorded in Plat Book 53, at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Parcel 7 of Tradition Plat No. 41, according to the Plat thereof, as recorded in Plat Book 53, at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

RM:7241088:5

EXHIBIT A-3

PHASE II LAND

Parcels 5, 6, 6A and 10 of Tradition Plat 41, according to the Plat thereof, recorded in Plat Book 53, Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

RM:7241088:5

EXHIBIT B

LEASES

RM:7241088:5

EXHIBIT C

LEASING PARAMETERS

1.

The proposed use shall be subject to Purchaser’s reasonable right of approval based upon the proposed tenant use in consideration of duplicate uses at the Property and duplicate uses at properties of the same size and class as the Property.

2.

The proposed lease must provide for tenant sales reporting at a minimum of quarterly with monthly being the preferred method. The exception being any publicly-held tenant reporting sales quarterly through its SEC filings.

3.

The proposed use shall not violate any exclusives (nor shall the proposed use violate any prohibited uses) existing in any other tenant’s lease or covenants existing in any other documents of record.  No exclusives shall be granted to any proposed tenant.

4.

Any co-tenancy provisions of a proposed lease shall be subject to Purchaser’s approval in its sole discretion.

5.

The proposed lease shall provide for an original term of not less than 5 years and not more than 10 years.

6.

No concessions shall be provided to the tenant (e.g., free rent, CAM, taxes, insurance relief, TI’s) which would be at Purchaser’s expense. Concessions granted at Seller’s expense are permitted, subject to Purchaser’s approval and shall be paid by Seller at or prior to an Earnout Closing or credited to Purchaser at an Earnout Closing for payment when due. Tenant improvement allowances provided in a proposed lease shall be at market rates, not to exceed $35.00 per square foot for 1st generation space (over vanilla shell).  Leasing commissions shall be paid by Seller prior to an Earnout Closing or credited to Purchaser at an Earnout Closing for payment when due.

7.

All leases shall be prepared substantially in accordance with the small shop tenant lease form approved by Purchaser subject to commercially reasonable variances and prevailing market parameters.

8.

The proposed tenant or operator shall have successful retail and/or business operating experience including, but not limited to, three years in the type of business to be operated at the leased premises.  In the absence of three years experience, the proposed tenant must be an approved franchisee of a recognized franchisor, with more than one location.  A doctor or dentist office would be an exception to the “more than one location” requirement.

9.

The proposed tenant and/or lease guarantor shall have an aggregate net worth of at least five years of the total aggregate annualized rent, including all expenses, for any tenant of the leased premises. Additionally, any guarantor shall have liquid assets equivalent to 24- months of aggregate rent at the time of lease execution and the guaranty must be for the term of the lease.  The lease must provide that the tenant and any guarantor are obligated to provide audited financial statements at the request of landlord.

10.

All proposed leases shall average at least 3% increases per year over the primary term of the lease. The only permitted exception is National Credit Tenants which must average no less than 10% increases every five years minimum.

11.

No proposed lease will include rent reductions or early termination clauses of any kind prior to the end of the 5th lease year and except for customary casualty and condemnation provisions.  Any lease renewal will be for a term which is not less than the primary term and Purchaser shall have no payment responsibility for TI’s, leasing commissions, free rent, etc. on account of any lease renewal.

12.

In addition to tenant’s base rent, the proposed leases will include 100% reimbursement for taxes, insurance and common area maintenance, including either a 10% (of CAM) administrative charge or a 4-1/2% management fee.

13.

No proposed tenant shall be: (i) under common ownership and/or control of Seller, nor shall any tenant be (ii) related (in the context of familial relations and also in the context of business relations) to Seller or its respective constituent partners, members, owners, etc.

RM:7241088:5

1

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 7th day of May, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement (“Agreement”) having an Effective Date of March 29, 2010; and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Inspection Completion Period is hereby extended through May 21, 2010 at 5:00 p.m. (Ft. Lauderdale, Florida time).

4.

The Closing and the Closing Date is hereby extended through the earlier of (i) May 21, 2010; or (ii) such other date as being mutually agreed upon in writing by Seller and Buyer.

5.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

SIGNATURES FOLLOW

RM:7382799:3

1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 7, 2010

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 7, 2010

LANDING PHASE II, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 7, 2010

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 5/7/2010

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Jason Hissony

Name: Jason Hissony

Title: Escrow Administrator

Date: 7 May 2010

RM:7382799:3

2

SECOND AMENDMENT TO LETTER AGREEMENT

THIS SECOND AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 21st day of May, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of  March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Closing Date and the Inspection Completion Period are both extended through the end of business (i.e., 5:00 p.m. EDT) on May 26, 2010.

4.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

SIGNATURES FOLLOW

RM:7382799:5

1

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 21, 2010

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 21, 2010

LANDING PHASE II, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: May 21, 2010

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 5/21/2010

CHICAGO TITLE INSURANCE COMPANY

[Illegible]

By: /s/ Jason Hissony

Name: Jason Hissony

[Illegible]

Title: Escrow Administrator

Date: 5/21/2010

RM:7382799:5

2

THIRD AMENDMENT TO LETTER AGREEMENT

THIS THIRD AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 26th day of May, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of  March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, as amended by Second Amendment to Letter Agreement dated May 21, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The legal description of the Property is amended to be the property described on Schedule 1 which is comprised of “Village Center,” “The Landing” and “Phase II.”

4.

On or before Closing, Buyer will be assigning all of its right, title and interest in and to the Agreement to Inland Diversified Port St. Lucie Landing, L.L.C. (“Port St. Lucie Landing”) as to The Landing and Phase II and to Inland Diversified Port St. Lucie Square, L.L.C. (“Square”) as to Village Center, and Port St. Lucie Landing will be assuming all of Buyer’s rights under the Agreement as to The Landing and Phase II and Square will be assuming all of Buyer’s rights under the Agreement as to Village Center.  Buyer hereby designates that the closing documents in connection with Village Center be in favor of Square and the documents with respect to The Landing and Phase II  be in favor of Port St. Lucie Landing,

5.

On or before Closing, the Buyer shall complete its audit, the Seller agrees to re-execute a consent in form reasonable acceptable to the parties to the performance

RM:7414586:5

1

of such audit without making any representation or warranty as to the accuracy of such audit and agrees to date the audit the date that the audit is completed.

6.

The Inspection Completion Period is hereby extended through 5:00 p.m. (EDT) on June 3, 2010 (“Outside Date”).

7.

The Closing Date is extended through the end of business (i.e., 5:00 p.m. EDT) on June 4, 2010.

8.

It shall be a condition precedent to the Seller’s obligations under the Agreement that on or before 5:00 p.m. (EDT) on the Outside Date, that (i) the Buyer and Seller shall agree to the terms and conditions of all closing documents with regard to this transaction (“Closing Document Condition”), and (ii) the Buyer and Seller shall agree as to the amount to be delivered as security for the Seller’s obligations given in connection with this transaction (“Escrow Amount Condition”).  In the event that either of the above referenced conditions have not been satisfied or waived in writing by the parties on or before 5:00 p.m. (EDT) on the Outside Date, then Seller shall have the right to elect to terminate this Agreement upon written notice to the Buyer on or before the Closing, whereupon this Agreement shall terminate, the Deposit shall be returned to Buyer and the parties released of all further obligations each to the other under the Agreement, except for obligations of Buyer which survive termination of the Agreement.

9.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

SIGNATURES FOLLOW

RM:7414586:5

2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: May 26, 2010

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: May 26, 2010

LANDING PHASE II, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: May 26, 2010

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ R. Brinkman

Name: Robert Brinkman

/s/ Ruth E. Winter

Title: Vice President

Date: 5/26/2010

CHICAGO TITLE INSURANCE COMPANY

[Illegible]

By: /s/ Andres R. Bordelos

Name: Andres R. Bordelos

[Illegible]

Title: Asst. Escrow Officer

Date: 5/26/2010

RM:7414586:5

3

SCHEDULE 1

VILLAGE CENTER

Tradition Square Shopping Center

Parcels F-1, G-1 and H-1 of TRADITION PLAT NO. 17, according to the Plat thereof recorded in Plat Book 43, page 22 of the Public Records of St. Lucie County, Florida.

LESS AND EXCEPT:

A parcel of land being a portion of said Parcel H-1 as shown on TRADITION PLAT NO. 17, recorded in Plat Book43, Pages 22, 22A through 22F, Public Records of St. Lucie County, Florida, and being more particularly described as follows:

Begin at the Northwest corner of said Parcel H-1; Thence South 90 degrees, 00 minutes, 00 seconds East as a basis of bearings along the North line of said Parcel H-1, a distance of 55.00 feet; Thence South 00 degrees, 00 minutes, 00 seconds West departing said North line, a distance of 112.00 feet; Thence North 90 degrees, 00 minutes, 00 seconds West, a distance of 0.87 feet; Thence South 54 degrees, 42 minutes, 51 seconds West, a distance of 64.18 feet to a point of intersection with the Westerly line of said Parcel H-1;

Thence traversing said Westerly line by the following three (3) courses:

1. North 35 degrees, 27 minutes, 33 seconds West, a distance of 1.72 feet to a point of curvature with a curve concave to the Northeast and having a radius of 4.00 feet;

2. Northwesterly along the arc of said curve, through a central angle of 35 degrees, 27 minutes, 33 seconds, an arc distance of 2.48 feet to a point of tangency with a line;

3. North 00 degrees, 00 minutes, 00 seconds East along the East line, a distance of 145.35 feet to the Point of Beginning.

RM:7414586:5

1

THE LANDING  AND PHASE II

Tract 1

Parcels 11 and 13, Drainage Tract and Tract PR-41 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 2

Parcel 2 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 3

Parcel 7 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 4

Parcels 5 and 6 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

Tract 5

Parcels 6A and 10 of TRADITION PLAT NO. 41, according to the Plat thereof, as recorded in Plat Book 53 at Pages 32 through 40 of the Public Records of St. Lucie County, Florida.

RM:7414586:5

2

FOURTH AMENDMENT TO LETTER AGREEMENT

THIS FOURTH AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 3rd day of June, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of  March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, Second Amendment to Letter Agreement dated May 21, 2010 and Third Amendment to Letter Agreement dated May 26, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Inspection Completion Period is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 4, 2010.

4.

The Closing Date is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 7, 2010.

5.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

SIGNATURES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/3/10

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/3/10

LANDING PHASE II, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/3/10

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 6/3/10

CHICAGO TITLE INSURANCE COMPANY

By: /s/ Nancy H. Castro

Name: Nancy H. Castro

Title: Resident Vice President

Date: June 3, 2010

FIFTH AMENDMENT TO LETTER AGREEMENT

THIS FIFTH AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 4th day of June, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, Second Amendment to Letter Agreement dated May 21, 2010 and Third Amendment to Letter Agreement dated May 26, 2010 and a Fourth Amendment to Agreement dated June 3, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Inspection Completion Period is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 8, 2010.

4.

The Closing Date is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 8, 2010.

5.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/4/10

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/4/10

LANDING PHASE II, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/4/10

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 6/4/10

CHICAGO TITLE INSURANCE COMPANY

[Illegible]

By: /s/ Jason Hissony

Name: Jason Hissony

[Illegible]

Title: Escrow Administrator

Date: 6/4/10

SIXTH AMENDMENT TO LETTER AGREEMENT

THIS SIXTH AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 8th day of June, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of  March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, Second Amendment to Letter Agreement dated May 21, 2010, Third Amendment to Letter Agreement dated May 26, 2010, Fourth Amendment to Letter Agreement dated June 3, 2010 and Fifth Amendment to Letter Agreement dated June 4, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Inspection Completion Period is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 9, 2010.

4.

The Closing Date is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 9, 2010.

5.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

SIGNATURES FOLLOW

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/8/10

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/8/10

LANDING PHASE II, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/8/10

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 6/8/10

CHICAGO TITLE INSURANCE COMPANY

[Illegible]

By: /s/ Jason Hissony

Name: Jason Hissony

[Illegible]

Title: Escrow Administrator

Date: 6/8/10

SEVENTH AMENDMENT TO LETTER AGREEMENT

THIS SEVENTH AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 9th day of June, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, Second Amendment to Letter Agreement dated May 21, 2010 and Third Amendment to Letter Agreement dated May 26, 2010 and a Fourth Amendment to Agreement dated June 3, 2010 and a Fifth Amendment to Letter Agreement dated June 4, 2010 and a Sixth Amendment to Letter Agreement dated June 8, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

The Inspection Completion Period is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 10, 2010.

4.

The Closing Date is hereby extended through the end of business (i.e., 5:00 p.m. EDT) on June 10, 2010.

5.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/9/10

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/9/10

LANDING PHASE II, LLC, a Florida limited liability company,

/s/ Susan E. Berg

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

/s/ Jean E. Sakowski

Title:  Vice President

Date: 6/9/10

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

[Illegible]

Title: Vice President

Date: 6/9/10

CHICAGO TITLE INSURANCE COMPANY

[Illegible]

By: /s/ Jason Hissony

Name: Jason Hissony

[Illegible]

Title: Escrow Administrator

Date: 6/9/10

EIGHTH AMENDMENT TO LETTER AGREEMENT

THIS EIGHTH AMENDMENT TO LETTER AGREEMENT (“Amendment”) is dated the 10th day of June, 2010, by and between TRADITION VILLAGE CENTER, LLC, a Florida limited liability company, THE LANDING AT TRADITION DEVELOPMENT COMPANY, LLC, a Florida limited liability company, and LANDING PHASE II, LLC, a Florida limited liability company (collectively “Seller”) and INLAND REAL ESTATE ACQUISITIONS, INC.  (“Buyer”).

W I T N E S S E T H :

WHEREAS, Seller and Buyer entered into that certain Letter Agreement having an Effective Date of March 29, 2010 as amended by Amendment to Letter Agreement dated May 7, 2010, Second Amendment to Letter Agreement dated May 21, 2010 and Third Amendment to Letter Agreement dated May 26, 2010 and a Fourth Amendment to Agreement dated June 3, 2010 and a Fifth Amendment to Letter Agreement dated June 4, 2010 and a Sixth Amendment to Letter Agreement dated June 8, 2010, and a Seventh Amendment to Letter Agreement dated June 9, 2010 (collectively “Agreement”); and

WHEREAS, the parties desire to further amend certain terms and provisions of the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which is hereby acknowledged, the parties intending to be legally bound, hereby agree as follows:

1.

The recitations heretofore set forth are true and correct and are incorporated herein by this reference.

2.

To the extent of any inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall supersede and control to the extent of such inconsistency.  Terms not otherwise defined herein shall have the meaning set forth in the Agreement.

3.

At Closing, Seller shall credit Buyer in the sum of Three Hundred Twenty-Five Thousand Dollars ($325,000) in consideration of: (i) Buyer concerns in regard to Commercial Charter for Tradition budget and billings from and after the Closing Date ($200,000) (allocated by Property on an acreage basis); (ii) 2010 CAM reconciliations ($50,000) (allocated by Property on a tenant-by-tenant basis for the period of Property ownership by Seller in calendar year 2010) (there shall be no 2010 CAM reconciliations between Seller and Buyer); and (iii) releasing Seller for any liability of the Seller to Buyer under the Agreement or any closing documents executed in connection therewith (other than the warranties of the Grantors in the special warranty deeds conveying the Property) (“Released Liability”) and Buyer does hereby release Seller and agrees not to sue Seller for any Released Liability.  The provisions of this paragraph shall survive Closing.

4.

This Amendment may be executed in any number of counterparts, each of which, when executed, shall be deemed an original and all of which shall be deemed one and the same instrument.  Facsimile transmission signatures of this Amendment shall be deemed to be original signatures.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

WITNESSES:

TRADITION VILLAGE CENTER, LLC,

a Florida limited liability company

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/10/10

THE LANDING AT TRADITION DEVELOPMENT

COMPANY, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/10/10

LANDING PHASE II, LLC, a Florida limited liability company,

[Illegible]

By: /s/ Wesley S. McCurry

Name:  Wesley S. McCurry

[Illegible]

Title:  Vice President

Date: 6/10/10

INLAND REAL ESTATE ACQUISITIONS, INC.

[Illegible]

By: /s/ Mark J. Cosenza

Name: Mark J. Cosenza

Title: Vice President

Date: 6/10/10

10